PLEDGE AND SECURITY AGREEMENT


     THIS PLEDGE AND SECURITY AGREEMENT is made and entered into as of the 31st day of December 1999, by Capco Energy, Inc., a Colorado corporation and Capco Asset Management, Inc. (a majority-owned subsidiary of Capco Energy, Inc.) (such entities are collectively hereinafter called "Pledgor"), whose offices are located at 2922 E. Chapman Avenue, Suite 202, Orange, California 92869, in favor of Meteor Industries, Inc.; and its successors and assigns (hereinafter called "Secured Party"), whose address is 1401 Blake Street, Suite 200, Denver, Colorado 80202.

1.  RECITALS

     1.1 Secured Party has entered into an Agreement dated December 31, 1999, and amended February 8, 2000, by and among Secured Party, Capco Energy, Inc. and Meteor Stores, Inc. ("MSI") (the "Purchase Agreement") and has received a promissory note, executed by Capco Energy, Inc. and Guaranteed by Capco Asset Management, Inc., in the amount of $1,250, 000 ("Note") for the sale of all of the outstanding stock of MSI to Pledgor pursuant to the Agreement.

     1.2 The Purchase Agreement requires the Pledgor to deliver to Secured Party a pledge and security interest in 210,000 shares of the issued and outstanding common stock of Meteor Industries, Inc., a Colorado corporation, now owned or hereafter acquired by Pledgor and all of the outstanding shares of Meteor Stores, Inc.

     1.3 Pledgor is the owner of 210,000 shares of the common stock of the Meteor Industries, Inc. and all of the outstanding shares of Meteor Stores, Inc. (the "Common Stock").

2.  PLEDGE OF STOCK

     2.1 Pledgor hereby grants to Secured Party a security interest in the Common Stock, together with all earnings thereon, all additions thereto, all proceeds thereof from sale or otherwise, all substitutions therefor, and all securities issued with respect thereto as a result of any stock dividend, stock split, warrants or other rights, reclassification, readjustment or other change in the capital structure of the Company, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of the Company or such other corporation (all hereinafter called the "Pledged Securities").

     2.2 Upon the execution of this Agreement, Pledgor has delivered to the Secured Party certificates for the Pledged Securities, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, with signatures guaranteed free and clear of any prior lien, claim, charge or encumbrance.

     2.3 Secured Party shall receive, hold and dispose of the Pledged Securities subject and pursuant to all the terms, conditions and provisions hereof until the Obligation (defined below) bas been discharged in full. Agent shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges and options expressly or implicitly granted to Secured party in this Agreement, and shall not be responsible for any failure to do so or delay in so doing.

3.   RELEASE OF AND LEGEND ON SHARES

     Upon receipt by the holder of the Note of funds in the amount of the required principal and interest due under the terms of the Note, the certi-ficates of the Pledged Securities shall be released from this Agreement and delivered to Pledgor, free and clear of all liens, claims and encumbrances (the "Released Certificates"), and the stock legend set forth in Section 3.2 below shall be removed from the Released Certificates.

     A legend shall be placed on the certificates evidencing the Pledged Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A PLEDGE AND SECURITY AGREEMENT DATED AS OF DECEMBER 31, 1999 (THE "AGREEMENT" ) WHICH PLEDGES THESE CERTIFICATES TO AND GRANTS A SECURITY INTEREST IN THESE CERTIFICATES TO SECURED PARTY DEFINED IN THE AGREEMENT. NO TRANSFER OF THE CERTIFICATES WILL BE MADE ON THE BOOKS OF METEOR INDUSTRIES, INC. UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF THE AGREEMENT. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHIN FIVE (5) DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR.

4.   OBLIGATION SECURED

     This Agreement shall secure, in such order of priority as Secured Party may elect:

     (a) payment of the sum of $1,250,000 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated December 31, 1999, made by Pledgor, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note") ; and

     (b) payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Pledged Securities or any part thereof.

     All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "obligation."

5.   REPRESENTATIONS AND WARRANTIES OF PLEDGOR

     Pledgor hereby represents and warrants that:

     5.1 Pledgor (i) are duly organized, validly existing and in good standing under the laws of the state in which they are organized; (ii) are qualified to do business and is in good standing under the laws of each state in which they are doing business; (iii) has full power and authority to own their properties and assets and to carry on their business as now conducted; and (iv) are fully authorized and permitted to execute and deliver this Agreement. The execution, delivery and performance by Pledgor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions of, nor constitute a default under, any agreement or instrument under which Pledgor is a party or is obligated. Pledgor are not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

     5.2 The address of Pledgor set forth at the beginning of this Agreement is the chief executive office of Pledgor.

     5.3 The Pledged Securities are and shall be duly and validly issued and pledged in accordance with applicable law, and this Agreement shall not contravene any law, agreement or commitment binding Pledgor or the company, and Pledgor shall defend the right, title, lien and security interest of Secured party in and to the pledged Securities against the claims and demands of all persons and other entities whatsoever.

     5.4 Pledgor has the right, power and authority to convey good and marketable title to the Pledged Securities; and the Pledged Securities and the proceeds thereof are and shall be free and clear of all claims, mortgages, pledges, liens, encumbrances and security interest of every nature whatsoever other than as imposed hereby, as imposed by the Purchase Agreement, and pursuant to federal and state securities laws.

6.   VOTING

      Notwithstanding the terms of this Agreement, Pledgor shall have all rights to vote the Pledged Securities pursuant to the terms and conditions of the Articles of Incorporation of Meteor Industries, Inc. so long as an event of default set forth in section 8 has not occurred whereupon Secured Party shall have all of the voting rights attached to those Pledged Securities not previously released pursuant to section 3 hereof.

7.   COVENANTS OF PLEDGOR

     7.1 Pledgor shall not sell, transfer, assign or otherwise dispose of any of the Pledged Securities or any interest therein without obtaining the prior written consent of Secured Party and shall keep the Pledged Securities free of all security interests or other encumbrances except the lien and security interests granted herein.

     7.2 Pledgor shall pay when due all taxes, assessments, expenses and other charges which may be levied or assessed against the Pledged Securities.

     7.3 Pledgor shall give Secured Party immediate written notice of any change in Pledgor's name as set forth above and of any change in the location of Pledgor's chief executive office.

     7.4 Pledgor, at its cost and expense, shall protect and defend the Secured Party against all claims and demands of other parties against the Pledged Securities. Pledgor shall pay all claims and charges that in the reasonable opinion of Secured Party might prejudice, imperil or otherwise affect the Pledged Securities. Each party hereto shall promptly notify all other parties hereto of any levy, distraint or other seizure, by legal process or otherwise, of all or any part of the Pledged Securities and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

      7.5 If Pledgor shall fail to pay any taxes, assessments, expenses or charges to keep all of the Pledged Securities free from other security interests, encumbrances or claims, or to perform otherwise as required herein, Secured Party may advance the monies, necessary to pay the same or to so perform.

      7.6 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the obligation, shall be secured hereby, shall bear interest at the highest rate payable on the Note until paid, and shall be due and payable by Pledgor to Secured Party immediately without demand.

      7.7 Secured Party and Agent shall use such reasonable care in handling, preserving and protecting the Pledged Securities in its possession as it uses in handling similar property for its own account.

     7.8 Immediately upon demand by Secured Party, Pledgor shall execute and deliver to Secured Party such other and additional applications, acceptances, stock powers, authorizations, irrevocable proxies, dividend and other orders, chattel paper, instruments or other evidences of payment and such other documents as Secured Party may reasonably request to secure to Secured party the rights, powers and authorities intended to be conferred upon Secured Party by this Agreement. All assignments and endorsements by Pledgor shall be in such form and substance as may be reasonably satisfactory to Secured Party.

8.       EVENTS OF DEFAULT; REMEDIES

      8.1 The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

           a. Any failure to pay any principal or interest or any other part of the obligation when the same shall become due and payable and such failure continues for thirty (30) days after written notice thereof to Pledgor.

           b. Any failure or neglect to perform or observe any of the terms, provisions, or covenants of this Agreement, the Note, or any other document or instrument executed or delivered to secure the Obligation (other than a failure or neglect described in one or more of the other provisions of this paragraph 8.1) and such failure or neglect continues unremedied for a period of thirty (30) days after written notice thereof to Pledgor.

           c. Any warranty, representation or statement contained in this Agreement, the Note, or any other document or instrument executed or delivered to secure the Obligation that shall be or shall prove to have been false when made or furnished.

            d. The filing by Pledgor, any endorser of the Note or any guarantor of the Obligation or against Pledgor or such endorser or guarantor in which Pledgor or such endorser or guarantor acquiesces or which is not dismissed within forty-five (45) days after the filing thereof of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Pledgor or such endorser or guarantor; or the appointment of a receiver , trustee, custodian or conservator of all or any part of the assets of Pledgor or of such endorser or guarantor.

            e. The liquidation, termination or dissolution of Pledgor or any endorser or guarantor.

            f. Any levy or execution upon, or judicial seizure of, any portion of the Pledged Securities.

            g. Any attachment or garnishment of, or the existence or filing of any lien or encumbrance against any portion of the Pledged Securities.

            h. The institution of any legal action or proceedings to enforce a lien or security interest in any portion of the Pledged Securities.

            i. The occurrence of any event of default under the Note or any other document or instrument executed or delivered to secure the Obligation.

     8.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

           a. Declare all or any part of the Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

           b. Transfer the Pledged Securities or any part thereof into its own name or that of its nominee so that Secured party or its nominee may appear of record as the sole owner thereof;

           c. Exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges or options pertaining to any of the Pledged Securities including, but not limited to, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of Meteor Industries, Inc. or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to any of the shares of the Pledged Securities, and in connection therewith to deposit and deliver such shares of Pledged Securities with any committee, depository, transfer agent, registrar or any other agency upon such terms as Secured Party may determine without liability except to account for the property actually received by it;

           d. Receive and retain any dividend or other distribution on account of the Pledged Securities; and

           e. Sell any or all of the Pledged Securities in accordance with the provisions hereof, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay, in so doing Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as the record owner of all or any of the Pledged Securities. Any cash received and retained by Secured Party as additional collateral hereunder may be applied to payment in the manner provided in Subparagraph 8.3(c) below.

     8.3 Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities and any instruments, documents and statements that Pledgor is obligated to furnish or execute hereunder. Pledgor shall execute and deliver such additional documents as may be necessary to enable Secured Party to implement such right.

     8.4 Pledgor shall pay all costs and expenses, including without limitation court costs and reasonable attorneys' fees, reasonably incurred by Secured Party in enforcing payment and performance of the obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

     8.5 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of another or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of. the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.          MISCELLANEOUS PROVISIONS

     9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or, in any way to affect or impair the right and interest granted herein; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

     9.2 Without notice or demand, without the necessity for any additional endorsements, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the rights and interests granted herein, Secured Party, from time to time may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; ( ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such, security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Pledged Securities from this Agreement.

     9.3 Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner;
(ii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the obligation; and (iii) any benefit of and any right to participate in, any other security now or hereafter held by Secured Party.

     9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the internal laws of the State of Colorado. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

     9.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Pledgor and a duly authorized officer of Secured Party.

     9.6 This is a continuing agreement, which shall remain in full force and effect until actual receipt by Secured Party of written notice of its termination as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice shall have been paid and performed in full.

     9.7 Time is of the essence hereof. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     9.8 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by united States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered united States mail, three days after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown in the Purchase Agreement or from time to time, may specify by notice to the other parties.

     9.9 An executed copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                        CAPCO ENERGY, INC.

                             /signed/ Imran Jatalla
                        By: ____________________________________
                        Print Name: Imran Jatalla
                        Title: Executive Vice President


                        CAPCO ASSET MANAGEMENT, INC.

                             /signed/ John R. Aitken
                        By: ____________________________________
                        Print Name: John R. Aitken
                        Title: President